ALTEGRIS MACRO STRATEGY FUND

Class A Shares	MCRAX
Class C Shares	MCRCX
Class I Shares	MCRIX
Class N Shares	MCRNX

(a series of Northern Lights Fund Trust)

Supplement dated March 24, 2017 (effective at the close of business) to the Prospectus dated October 28, 2016

The Board of Trustees of Northern Lights Fund Trust (the “Board”) has determined based on the recommendation of the Fund’s Adviser that with respect to the Altegris Macro Strategy Fund (the “Fund”), a series of the Northern Lights Fund Trust, that it is in the best interests of the Fund and their shareholders that the Fund cease operations. The Fund will redeem all outstanding shares on May 31, 2017.

Effective March 27, 2017, the Fund will not accept any new investments. During the interim period between March 27, 2017 and May 31, 2017, the Fund will continue to allocate a portion of the Fund’s available assets to its Global Macro investment strategy. Also during this period, the Fund will cease pursuing its Fixed Income Strategy. Instead, Fund assets not allocated to the Global Macro Strategy will be invested by the Adviser in cash or cash equivalents until such time as all shares have been redeemed. Any capital gains will be distributed prior to or with the final liquidation distribution. Shares of the Fund are otherwise not available for purchase.

After March 24, 2017 and prior to May 31, 2017, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MAY 31, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO SHAREHOLDERS’ ADDRESS OF RECORD OR RETURNED TO THE CLEARING ACCOUNT AT A SHAREHOLDER’S FINANCIAL INSTITUTION, AS APPLICABLE. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-877-772-5838.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated October 28, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-877-772-5838.